[logo] M F S(R)                                                    ANNUAL REPORT
INVESTMENT MANAGEMENT                                             FOR YEAR ENDED
                                                                   JUNE 30, 2001

[Graphic Omitted]

                         MFS(R) INSTITUTIONAL
                         EMERGING EQUITIES FUND

MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND

TRUSTEES                                                      INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and Chief Executive Officer,    Massachusetts Financial Services Company
MFS Investment Management(R)                                  500 Boylston Street
                                                              Boston, MA 02116-3741
Nelson J. Darling, Jr.+ - Private investor and trustee
                                                              DISTRIBUTOR
William R. Gutow+ - Private investor and real estate          MFS Fund Distributors, Inc.
consultant;                                                   500 Boylston Street
Vice Chairman, Capitol Entertainment Management Company       Boston, MA 02116-3741
(video franchise)
                                                              INVESTOR SERVICE
CHAIRMAN AND PRESIDENT                                        MFS Service Center, Inc.
Jeffrey L. Shames*                                            P.O. Box 2281
                                                              Boston, MA 02107-9906
PORTFOLIO MANAGER
Neil D. Wagner*                                               For additional information, contact your
                                                              investment professional
TREASURER
James O. Yost*                                                CUSTODIAN
                                                              State Street Bank and Trust Company
ASSISTANT TREASURERS
Mark E. Bradley*                                              AUDITORS
Robert R. Flaherty*                                           Deloitte & Touche LLP
Laura F. Healy*
Ellen Moynihan*                                               WORLD WIDE WEB
                                                              www.mfs.com
SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Management
+ Independent Trustee


--------------------------------------------------------------------------------
   NOT FDIC INSURED            MAY LOSE VALUE             NO BANK GUARANTEE
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Equity I, L.P., MFS Equity I-A, L.P., MFS Equity I, Ltd., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC., and certain affiliates(1) (collectively, "MFS," "we," "us," or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment products or services. Examples of nonpublic personal information include the information you provide on new account applications or subscription documents for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser, or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-637-2262 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., and MFS Fund Distributors, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended June 30, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -45.51% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 14.83%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/ BARRA Value Index, were up 7.82% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 11.23% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed relatively strong performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.61% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended June 30, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 16, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

------------
(1) Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.

(2) Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

(3) Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 14.48%, 15.10%, 15.33%, 14.27%, and 12.61%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended June 30, 2001.

(4) Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.48%, 7.87%, 10.68%, and 9.27%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.58%, 2.73%, 3.44%, and 4.68%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended June 30, 2001, the fund provided a total return of -3.46%. This return, which includes the reinvestment of any distributions, compares to a return over the same period of 0.66% for the fund's benchmark, the Russell 2000 Index. The Russell 2000 Index is an unmanaged index composed of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. During the same period, the average mid-cap core fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 1.08%.

We believe the fund underperformed its benchmark, which includes both value and growth stocks, because this is an aggressive growth portfolio, and we stayed true to our style and our mandate. We believe the fund underperformed its mid-cap core peers for a similar reason -- most core funds contain both value and growth stocks, and this portfolio is heavily weighted toward what we believe are high-growth stocks. For example, we have tended to be overweighted in technology and technology-related companies relative to our benchmark and our peers, and the market over the past six months was very volatile and very tough on the high-growth stocks in which we invested.

That being said, we think there are at least two reasons why staying with our aggressive style may result in strong performance over the long term. First, our experience has been that when stocks -- especially stocks of high-growth companies -- turn upward after a difficult period, they have tended to do so quickly. We feel investors who sell these stocks during a downturn may often miss some of the best returns when the market begins to move upward again.

Second, we believe a downturn is precisely the time to be increasing our aggressiveness and seizing the opportunity to buy what our research indicates are good companies trading at distressed prices. Although this may cause the portfolio to underperform in the short term, we feel this may position us to potentially outperform in a recovering market. We think there is more opportunity in the market today than there was 12 or 18 months ago when investors seemed almost uniformly bullish.

In the software and semiconductor areas, for example, volatility in the first half of 2001 presented us with a number of buying opportunities. We increased our positions in several companies that we felt were trading at undervalued levels -- such as Tibco Software and semiconductor firms Marvell Technology and Exar Corp. -- because our research indicated these firms could emerge from this economic slowdown with strong positions in their respective markets.

Looking ahead, we think the long-term small-cap opportunities may continue to be largely in three sectors that we have focused on for some time: technology, health care, and business services. (Business services refers to companies that provide outsourced services such as transaction processing and data management to other businesses.) In our experience, although past performance is no guarantee of future results, these have been the most fruitful industries for finding attractive small-cap growth firms, and have also tended to be industries with companies that have attractive business models and high profit margins.

Looking at our top positions, we believe we have strong holdings in each of these sectors and that a number of these companies could do well even without a significant snapback in the economy. Caremark Rx, for example, has a strong market share in pharmacy benefit management; it manages drug benefits for HMOs and employers, addressing an urgent need to contain prescription drug inflation. DaVita is the nation's second-largest provider of kidney dialysis services. Cytyc is the developer of the ThinPrep System for cervical cancer detection, which is rapidly replacing the Pap smear as a clinical standard. In the technology sector, RSA Security provides software that allows secure commercial transactions on the Internet. And in the business services arena, Nova Corp. processes credit card transactions for over 500,000 small and medium-sized merchant locations.

CSG Systems, another holding in the business services sector, provides a good example of how our research process tries to uncover opportunities. CSG sends monthly bills to nearly half of all U.S. cable television subscribers. Cable firms outsource their customer billing to CSG, which processes and mails the bills and collects the payments. We have followed the company for a number of years and feel we know its management well. However, the company has not been highly followed or well understood by Wall Street, in our opinion.

We had a small position in CSG late last year when the stock took a sudden dive on the news that its largest customer, AT&T Broadband, might defect to another vendor. While it was common knowledge that AT&T had a long-term contract with CSG, the market seemed to believe that the contract could be broken. We thought otherwise. Based on our ongoing meetings with company management and our knowledge of the contract, we believed there was no economical way for AT&T to get out of it. We felt the noise about defecting to another vendor was largely a negotiating tactic. So we used the drop in the stock as an opportunity to substantially increase our CSG position at what we felt was an attractive price. And, indeed, AT&T later confirmed its decision to stay with CSG Systems, and the stock has since performed quite well for us. Looking ahead, we also feel confident that the terms of the contract between CSG and AT&T ensure that it can survive any potential buyout of AT&T Broadband by another cable vendor.

An unusual situation in the portfolio has been our strong energy weighting. We feel that, historically, energy has seldom been a fertile sector for small-cap investing. However, we believe our research analysts were early in spotting in 1999 a supply/demand imbalance (supply insufficient to meet demand) in the oil and gas industries that would later impact commodity prices. The fund moved to a strong weighting in drilling and offshore services companies such as Global Industries and Noble Drilling.

Many of these stocks did well in 2000 but have hurt our performance in the first half of 2001. It seems to us that the market may believe falling commodity prices are signaling the end of the energy cycle. According to our research, however, the supply of natural gas in particular has not seriously increased and the fundamental imbalance between supply and demand has remained. We think that falling gas prices may in fact increase this tightness of supply, as lower prices induce commercial users and power plants -- some of which switched to oil when natural gas prices skyrocketed -- to switch back to natural gas. We think that drilling for new supplies will therefore remain strong and that our stocks in exploration and production companies could potentially do well in the period ahead.

In closing, it should be noted that Brian Stack is no longer a manager of the fund and that I became sole manager of the portfolio during the period. We do not feel investors will experience any significant change in management style, as Brian and I shared a similar investment style and a similar way of looking at the small-cap market, and I plan to manage the portfolio in the same manner that we believe has worked well over the past several years.

    Respectfully,

/s/ Neil D. Wagner

    Neil D. Wagner
    Portfolio Manager

Note to Shareholders: Neil D. Wagner became sole portfolio manager of the fund effective May 25, 2001.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Neil D. Wagner is Vice President of MFS Investment Management(R) and portfolio manager of the small cap growth portfolios of our mutual funds, institutional accounts, and variable annuities.

Neil joined MFS in 1998 as an equity analyst covering the telecommunications software, semiconductor, and semiconductor equipment industries. He has focused on small- and mid-cap investing since he began his investment career in 1995. He became portfolio manager of our institutional small-cap portfolios in July 2000 and was named portfolio manager of our small-cap mutual fund for retail investors, MFS(R) New Discovery Fund, in May 2001.

Prior to joining MFS Neil worked from 1997 to 1998 as a senior research analyst following small-cap stocks for DFS Advisors LLC in Boston. From 1995 to 1997 he was an analyst at Berkshire Partners, a private equity investment firm in Boston.

He began his career as a management consultant with Bain and Co., where he worked from 1993 to 1995.

Neil received a bachelor's of arts degree in mathematics and physics from Colgate University.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: June 16, 1993

Size: $671.1 million net assets as of June 30, 2001

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, June 16, 1993, through June 30, 2001. Index information is from July 1, 1993.)

                   MFS Institutional
                 Emerging Equities Fund           Russell 2000 Index

"6/93"                $   300,000                      $  300,000
"6/95"                  5,133,880                       3,759,770
"6/97"                  8,599,970                       5,418,370
"6/99"                 11,120,100                       6,407,510
"6/01"                 16,536,400                       7,373,370

TOTAL RATES OF RETURN THROUGH JUNE 30, 2001

                                                     1 Year           3 Years           5 Years             Life*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return                              -3.46%           +55.68%          +127.84%          +451.21%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return                          -3.46%           +15.90%          + 17.90%          + 23.66%
-----------------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)                               1 Year           3 Years           5 Years             Life*
-----------------------------------------------------------------------------------------------------------------
Average mid-cap core fund+                           +1.08%           +11.67%          + 14.23%          + 14.57%
-----------------------------------------------------------------------------------------------------------------
Russell 2000 Index#                                  +0.66%           + 5.31%          +  9.62%          + 11.90%
-----------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, June 16, 1993, through June 30, 2001. Index information is from July 1, 1993.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investing in emerging growth companies is riskier than investing in more-established companies.

These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - June 30, 2001

Stocks - 97.1%
-------------------------------------------------------------------------------
ISSUER                                                 SHARES         VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 94.5%
  Airlines - 0.7%
    Skywest, Inc.                                      167,700     $  4,608,396
-------------------------------------------------------------------------------
  Biotechnology - 0.1%
    Harvard Bioscience, Inc.*                           83,950     $    928,487
-------------------------------------------------------------------------------
  Business Services - 17.0%
    Adelphia Business Solutions, Inc.*                 153,000     $    644,130
    Affiliated Computer Services, Inc., "A"*           141,061       10,143,697
    BISYS Group, Inc.*                                 146,700        8,779,995
    Braun Consulting, Inc.*                            103,900          831,200
    Bright Horizons Family Solutions, Inc.*             67,000        2,013,350
    C.H. Robinson Worldwide, Inc.                       46,600        1,304,334
    Catalina Marketing Corp.*                           42,230        1,288,437
    Ceridian Corporation New*                          158,000        3,028,860
    Concord EFS, Inc.*                                 204,700       11,432,495
    Dendrite International, Inc.*                      411,614        4,651,238
    DST Systems, Inc.*                                  88,652        4,671,961
    eLoyalty Corp.*                                    626,487          576,368
    Fiserv, Inc.*                                       49,225        3,095,760
    Gartner Group, Inc., "A"*                          141,500        1,556,500
    Global Payments, Inc.                              221,800        6,676,180
    infoUSA, Inc.*                                     342,300        1,995,609
    Memberworks, Inc.*                                  29,600          684,944
    Meta Group, Inc.*                                   70,703          171,101
    Mettler Toledo International, Inc.*                 84,200        3,641,650
    Modis Professional Services, Inc.*                 486,108        3,354,145
    National Data Corp.                                283,200        9,175,680
    National Processing, Inc.*                         157,800        4,418,400
    NCO Group, Inc.*                                   120,000        3,711,600
    Nova Corp.*                                        522,323       16,427,058
    Predictive Systems, Inc.*                          256,700          988,295
    Probusiness Services, Inc.*                        123,300        3,202,101
    S1 Corp.*                                          189,040        2,449,959
    Spherion Corp.*                                    249,004        2,228,586
    Technology Solutions Co.*                          485,087          844,051
                                                                   ------------
                                                                   $113,987,684
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.2%
    HNC Software, Inc.*                                235,700     $  5,091,120
    Verity, Inc.*                                      149,100        2,941,743
                                                                   ------------
                                                                   $  8,032,863
-------------------------------------------------------------------------------
  Computer Software - Services - 6.3%
    Art Technology Group, Inc.*                        273,500     $  1,556,215
    Bottomline Technologies, Inc.*                       8,694           45,904
    CheckFree Corp.*                                   108,700        3,745,802
    Concord Communications, Inc.*                       17,100          148,941
    Covansys Corp.*                                    145,522        1,616,749
    ePresence, Inc.*                                    92,620          340,842
    Hyperion Solutions Corp.*                          421,210        6,309,726
    Lightspan, Inc.*                                    38,195           46,216
    MetaSolv, Inc.*                                    295,800        2,366,400
    Micromuse, Inc.*                                    63,800        1,794,056
    Netegrity, Inc.*                                    68,650        2,186,503
    Onyx Software Corp.*                               250,400        1,765,320
    Portal Software, Inc.*                             319,300        1,293,165
    RSA Security, Inc.*                                315,400        9,777,400
    SonicWall, Inc.*                                   123,800        2,878,350
    Tibco Software, Inc.*                              185,000        2,543,750
    Watchguard Technologies, Inc.*                     325,245        3,167,886
    webMethods, Inc.*                                   42,620          898,003
                                                                   ------------
                                                                   $ 42,481,228
-------------------------------------------------------------------------------
  Computer Software - Systems - 10.9%
    Acxiom Corp.*                                      194,180     $  2,466,086
    Aspen Technology, Inc.*                            365,210        8,765,040
    Black Box Corp.*                                    31,200        2,118,792
    Captaris, Inc.*                                     81,600          167,280
    Computer Network Technology Corp.*                 349,600        3,174,368
    CSG Systems International, Inc.*                   162,050        9,603,083
    Cysive, Inc.*                                      162,100          504,131
    E.piphany, Inc.*                                   170,200        1,736,040
    Exchange Applications, Inc.*                        56,968           59,816
    Extreme Networks, Inc.*                              8,800          252,120
    JDA Software Group, Inc.*                          134,700        2,289,900
    JNI Corp.*                                         152,040        2,037,336
    NetIQ Corp.*                                        64,600        1,978,698
    Peregrine Systems, Inc.*                           192,737        5,888,115
    Radiant Systems, Inc.*                             215,236        3,359,834
    Remedy Corp.*                                       47,400        1,644,780
    Sapient Corp.*                                     104,900        1,028,020
    StorageNetworks, Inc.*                             147,600        2,503,296
    SunGard Data Systems, Inc.*                        344,940       10,351,650
    Synopsys, Inc.*                                     80,600        3,820,440
    Transaction System Architects, Inc., "A"*          280,300        3,489,735
    Vignette Corp.*                                    437,205        3,838,660
    Wind River Systems, Inc.*                          107,400        1,869,834
                                                                   ------------
                                                                   $ 72,947,054
-------------------------------------------------------------------------------
  Construction Services - 1.1%
    Dycom Industries, Inc.*                             90,900     $  2,084,337
    Martin Marietta Materials, Inc.                    106,700        5,280,583
                                                                   ------------
                                                                   $  7,364,920
-------------------------------------------------------------------------------
  Consumer Goods & Services - 0.3%
    Blyth Industries, Inc.                              57,400     $  1,475,754
    Sportsline USA, Inc.*                              185,800          479,364
                                                                   ------------
                                                                   $  1,955,118
-------------------------------------------------------------------------------
  Containers - 0.7%
    Ivex Packaging Corp.*                              237,600     $  4,514,400
-------------------------------------------------------------------------------
  Drugs & Health Care - 0.4%
    Inhale Therapeutic Systems Co.*                    118,100     $  2,833,219
-------------------------------------------------------------------------------
  Electrical Equipment - 0.3%
    Belden, Inc.                                        84,300     $  2,255,025
-------------------------------------------------------------------------------
  Electronics - 4.9%
    Anadigics, Inc.*                                    34,660     $    724,394
    Cable Design Technologies Corp.*                   276,325        4,465,412
    Cirrus Logic, Inc.*                                135,500        3,441,700
    Credence Systems Corp.*                             26,200          617,796
    DSP Group, Inc.*                                   105,300        2,216,565
    DuPont Photomasks, Inc.*                            12,200          590,480
    Exar Corp.*                                        144,500        2,853,875
    GlobeSpan, Inc.*                                   127,200        1,844,400
    Hifn, Inc.*                                        135,724        2,008,715
    Marvell Technology Group Ltd.*                     184,774        4,998,137
    Microchip Technology, Inc.*                         25,962          837,274
    MKS Instruments, Inc.*                              84,800        2,384,576
    Photronics, Inc.*                                   54,100        1,368,730
    SIPEX Corp.*                                       154,400        1,652,080
    Transwitch Corp.*                                  253,400        2,592,282
                                                                   ------------
                                                                   $ 32,596,416
-------------------------------------------------------------------------------
  Energy - Independent
    Reliant Resources, Inc.*                             9,370     $    231,439
-------------------------------------------------------------------------------
  Entertainment - 0.6%
    Emmis Communications Corp., "A"*                    58,900     $  1,871,253
    Spanish Broadcasting Systems, Inc.*                242,100        1,963,431
                                                                   ------------
                                                                   $  3,834,684
-------------------------------------------------------------------------------
  Financial Institutions - 1.4%
    Federated Investors, Inc., "A"                      87,450     $  2,815,890
    Student Loan Corp.                                  61,300        4,275,675
    Waddell & Reed Financial, Inc., "A"                 76,450        2,427,288
                                                                   ------------
                                                                   $  9,518,853
-------------------------------------------------------------------------------
  Food & Beverage Products - 0.8%
    Del Monte Foods Co.*                               342,000     $  2,865,960
    Tootsie Roll Industries, Inc.                       69,948        2,695,796
                                                                   ------------
                                                                   $  5,561,756
-------------------------------------------------------------------------------
  Furniture & Home Appliances - 0.2%
    Pier 1 Imports, Inc.                               131,800     $  1,515,700
-------------------------------------------------------------------------------
  Gaming & Hotels - 0.1%
    Station Casinos, Inc.*                              31,500     $    504,000
-------------------------------------------------------------------------------
  Healthcare - 6.3%
    Caremark Rx, Inc.*                               2,070,200     $ 34,054,790
    First Health Group Corp.*                          297,400        7,997,086
                                                                   ------------
                                                                   $ 42,051,876
-------------------------------------------------------------------------------
  Industrial - 0.2%
    Brooks Automation, Inc.*                            26,700     $  1,238,880
-------------------------------------------------------------------------------
  Insurance
    Willis Group Holdings Ltd.*                         17,690     $    313,998
-------------------------------------------------------------------------------
  Internet - 1.4%
    CNET Networks, Inc.*                               345,200     $  4,149,304
    Data Return Corp.*                                 122,400          208,080
    Digital Insight Corp.*                             109,886        2,215,302
    Extensity, Inc.*                                    49,700          461,216
    Netopia, Inc.*                                      47,000          254,740
    Retek, Inc.*                                        44,857        1,952,176
                                                                   ------------
                                                                   $  9,240,818
-------------------------------------------------------------------------------
  Machinery
    Cognex Corp.*                                        7,700     $    229,383
-------------------------------------------------------------------------------
  Medical & Health Products - 2.5%
    AmeriSource Health Corp., "A"*                      43,200     $  2,388,960
    CONMED Corp.*                                      145,200        3,789,720
    Haemonetics Corp.*                                 213,630        6,515,715
    Novoste Corp.*                                      87,700        2,253,890
    Zoll Medical Corp.*                                 60,600        1,624,686
                                                                   ------------
                                                                   $ 16,572,971
-------------------------------------------------------------------------------
  Medical & Health Technology Services - 16.2%
    Allos Therapeutics, Inc.*                           76,160     $    349,575
    Arthrocare Corp.*                                  243,200        6,325,632
    Cyberonics, Inc.*                                  295,900        4,911,940
    Cytyc Corp.*                                       603,600       13,900,908
    DaVita, Inc.*                                      824,143       16,754,827
    IDEXX Laboratories, Inc.*                          361,900       11,160,996
    IDX Systems Corp.*                                  59,700          914,007
    Impath, Inc.*                                      185,700        8,150,373
    LifePoint Hospitals, Inc.*                         155,800        6,914,404
    Lincare Holdings, Inc.*                            266,500        8,661,250
    Mid Atlantic Medical Services, Inc.*               154,100        2,763,013
    Orthodontic Centers of America, Inc.*              106,500        3,236,535
    Osteotech, Inc.*                                   263,700        1,191,924
    Parexel International Corp.*                       205,500        4,007,250
    Steris Corp.*                                      299,300        6,000,965
    Sunrise Assisted Living, Inc.*                      44,700        1,173,375
    Triad Hospitals, Inc.*                              75,275        2,218,354
    Unilab Corp.*                                       12,080          307,315
    V. I. Technologies, Inc.*                          143,600        1,582,472
    VISX, Inc.*                                         60,900        1,178,415
    WebMD Corp.*                                       990,000        6,860,700
                                                                   ------------
                                                                   $108,564,230
-------------------------------------------------------------------------------
  Metals & Minerals
    NS Group, Inc.*                                      6,200     $     82,770
-------------------------------------------------------------------------------
  Oil Services - 6.4%
    Cooper Cameron Corp.*                               60,500     $  3,375,900
    Dril-Quip, Inc.*                                    59,100        1,272,423
    Global Industries, Inc.*                           779,900       10,240,087
    Grant Pride Co., Inc.*                              92,370        1,615,551
    Input/Output, Inc.*                                365,300        4,639,310
    National Oilwell, Inc.*                            115,200        3,087,360
    Noble Drilling Corp.*                              264,300        8,655,825
    Pride International, Inc.*                         138,000        2,622,000
    Trico Marine Services, Inc.*                       123,525        1,309,365
    Varco International, Inc.*                          99,700        1,855,417
    Weatherford International, Inc.*                    92,270        4,428,960
                                                                   ------------
                                                                   $ 43,102,198
-------------------------------------------------------------------------------
  Oils - 1.5%
    EOG Resources, Inc.                                 54,200     $  1,926,810
    Marine Drilling Cos., Inc.*                        195,700        3,739,827
    Newfield Exploration Co.*                          130,500        4,183,830
    Vintage Petroleum, Inc.                             28,400          531,080
                                                                   ------------
                                                                   $ 10,381,547
-------------------------------------------------------------------------------
  Printing & Publishing - 1.8%
    Scholastic Corp.*                                  286,300     $ 12,084,723
-------------------------------------------------------------------------------
  Real Estate Investment Trusts - 1.0%
    Kilroy Realty Corp.                                 51,400     $  1,495,740
    MeriStar Hospitality Corp.                          91,250        2,167,188
    Pinnacle Holdings, Inc.*                           504,500        2,749,525
                                                                   ------------
                                                                   $  6,412,453
-------------------------------------------------------------------------------
  Restaurants & Lodging - 3.1%
    AFC Enterprise, Inc.*                               23,700     $    464,283
    Applebee's International, Inc.                     131,050        3,964,263
    California Pizza Kitchen, Inc.*                    119,900        2,805,660
    CEC Entertainment, Inc.*                            29,100        1,436,085
    Four Seasons Hotels, Inc.                           28,000        1,549,800
    Jack in the Box, Inc.*                              28,700          749,070
    Landry's Seafood Restaurants, Inc.                  77,900        1,324,300
    Papa John's International, Inc.*                   106,700        2,649,361
    Sonic Corp.*                                       182,200        5,773,918
                                                                   ------------
                                                                   $ 20,716,740
-------------------------------------------------------------------------------
  Retail - 1.2%
    BJ's Wholesale Club, Inc.*                          34,900     $  1,858,774
    Galyan's Trading Co.*                               52,180        1,064,472
    Office Depot, Inc.*                                170,850        1,773,423
    Regis Corp.                                        161,050        3,082,497
                                                                   ------------
                                                                   $  7,779,166
-------------------------------------------------------------------------------
  Special Products & Services - 0.7%
    Arbitron, Inc.*                                     31,820     $    766,862
    Edison Schools, Inc.*                              174,000        3,895,860
    Offshore Logistics, Inc.*                           12,100          216,590
                                                                   ------------
                                                                   $  4,879,312
-------------------------------------------------------------------------------
  Technology - 0.6%
    Varian, Inc.*                                      127,800     $  4,093,434
-------------------------------------------------------------------------------
  Telecommunications - 4.1%
    Advanced Fibre Communications, Inc.*               187,200     $  4,281,264
    Amdocs Ltd.*                                        30,459        1,640,217
    American Tower Corp., "A"*                         118,660        2,452,702
    Aware, Inc.*                                        95,600          813,556
    Cabletron Systems, Inc.*                           334,500        7,643,325
    Emulex Corp.*                                        7,000          273,140
    Harmonic, Inc.*                                    134,000        1,201,980
    Inet Technologies, Inc.*                           368,800        3,112,672
    NMS Communications Corp.*                          240,000        1,471,200
    Novatel Wireless, Inc.*                            284,300          577,129
    Proxim, Inc.*                                       49,100          711,950
    Tekelec, Inc.*                                     125,500        3,319,475
                                                                   ------------
                                                                   $ 27,498,610
-------------------------------------------------------------------------------
  Transportation - Services - 0.5%
    EGL, Inc.*                                         207,200     $  3,315,200
-------------------------------------------------------------------------------
Total U.S. Stocks                                                  $634,229,551
-------------------------------------------------------------------------------
Foreign Stocks - 2.6%
  Canada - 1.4%
    Mitel Corp. (Telecommunications)*                  910,100     $  9,273,919
-------------------------------------------------------------------------------
  Ireland - 1.2%
    SmartForce PLC (Internet)*                         227,000     $  7,990,400
-------------------------------------------------------------------------------
  Netherlands
    ASM International N.V. (Electronics)*               11,900     $    235,620
-------------------------------------------------------------------------------
Total Foreign Stocks                                               $ 17,499,939
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $522,478,508)                       $651,729,490
-------------------------------------------------------------------------------

Short-Term Obligations - 2.3%
-------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                 (000 OMITTED)
-------------------------------------------------------------------------------
    Cargill, Inc., due 7/02/01                       $   1,879     $  1,878,785
    Citicorp, Inc., due 7/02/01                          1,478        1,477,830
    Dow Chemical Co., due 7/02/01                        3,402        3,401,608
    General Electric Capital Corp., due 7/02/01          7,703        7,702,123
    Prudential Funding Corp., due 7/02/01                  617          616,930
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                    $ 15,077,276
-------------------------------------------------------------------------------
Repurchase Agreement - 0.2%
-------------------------------------------------------------------------------
    Merrill Lynch 4.08s, dated 06/29/01, due
      07/02/01, total to be received $1,607,546
      (secured by various U.S. Treasury and
      Federal Agency obligations in a jointly
      traded account), at Cost                       $   1,607     $  1,607,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $539,162,784)                  $668,413,766
Other Assets, Less Liabilities - 0.4%                                 2,665,811
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $671,079,577
-------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
JUNE 30, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $539,162,784)            $668,413,766
  Cash                                                                      537
  Receivable for fund shares sold                                    18,506,446
  Receivable for investments sold                                    19,689,980
  Interest and dividends receivable                                      42,417
  Other assets                                                            5,786
                                                                   ------------
      Total assets                                                 $706,658,932
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $  3,599,900
  Payable for fund shares reacquired                                 31,929,721
  Payable to affiliates -
    Management fee                                                       27,690
    Shareholder servicing agent fee                                         277
    Administrative fee                                                      646
  Accrued expenses and other liabilities                                 21,121
                                                                   ------------
      Total liabilities                                            $ 35,579,355
                                                                   ------------
Net assets                                                         $671,079,577
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $593,641,840
  Unrealized appreciation on investments                            129,250,982
  Accumulated net realized loss on investments                      (51,858,209)
  Accumulated undistributed net investment income                        44,964
                                                                   ------------
      Total                                                        $671,079,577
                                                                   ============
Shares of beneficial interest outstanding                           31,145,795
                                                                    ==========
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)            $21.55
                                                                      ======

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED JUNE 30, 2001
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                       $  2,095,115
    Dividends                                                           738,695
    Foreign taxes withheld                                               (1,275)
                                                                   ------------
      Total income                                                 $  2,832,535
                                                                   ------------
  Expenses -
    Management fee                                                 $  5,232,400
    Trustees' compensation                                               14,620
    Shareholder servicing agent fee                                      52,324
    Administrative fee                                                  104,068
    Custodian fee                                                       185,794
    Printing                                                             10,556
    Auditing fees                                                        17,300
    Legal fees                                                            7,100
    Miscellaneous                                                        52,667
                                                                   ------------
      Total expenses                                               $  5,676,829
    Fees paid indirectly                                                (60,619)
                                                                   ------------
      Net expenses                                                 $  5,616,210
                                                                   ------------
        Net investment loss                                        $ (2,783,675)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain on investment transactions (identified
    cost basis)                                                    $ 29,699,078
  Change in unrealized depreciation on investments                  (56,003,345)
                                                                   ------------
      Net realized and unrealized loss on investments              $(26,304,267)
                                                                   ------------
        Decrease in net assets from operations                     $(29,087,942)
                                                                   ============
See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30,                                                       2001                    2000
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                            $  (2,783,675)           $ (2,670,982)
  Net realized gain on investments                                  29,699,078             155,941,895
  Net unrealized gain (loss) on investments and foreign
    currency translation                                           (56,003,345)             95,063,163
                                                                 -------------            ------------
    Increase (decrease) in net assets from operations            $ (29,087,942)           $248,334,076
                                                                 -------------            ------------
Distributions declared to shareholders -
  From net realized gain on investments                          $(147,208,485)           $(51,221,171)
  In excess of net realized gain on investments                    (49,053,398)                   --
  From paid-in capital                                              (1,615,068)                   --
                                                                 -------------            ------------
Total distributions declared to shareholders                     $(197,876,951)           $(51,221,171)
                                                                 -------------            ------------
Net increase in net assets from fund share transactions          $ 153,557,917            $102,551,527
                                                                 -------------            ------------
    Total increase (decrease) in net assets                      $ (73,406,976)           $299,664,432
Net assets:
  At beginning of period                                           744,486,553             444,822,121
                                                                 -------------            ------------
  At end of period (including accumulated net investment
    income of $45,635 and $23,828, respectively)                 $ 671,079,577            $744,486,553
                                                                 =============            ============
See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED JUNE 30,
                                             --------------------------------------------------------------------------------
                                                    2001              2000             1999             1998             1997
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of period             $31.39            $22.20           $22.95           $21.45           $21.17
                                                  ------            ------           ------           ------           ------
Income from investment operations# -
  Net investment loss(S)                          $(0.10)           $(0.12)          $(0.08)          $(0.08)          $(0.04)
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                   (1.33)            11.76             0.98             4.54             3.42
                                                  ------            ------           ------           ------           ------
      Total from investment operations            $(1.43)           $11.64           $ 0.90           $ 4.46           $ 3.38
                                                  ------            ------           ------           ------           ------
Less distributions declared to
  shareholders -
  From net realized gain on investment and
    foreign currency transactions                 $(6.26)           $(2.45)          $(1.65)          $(2.96)          $(3.10)
  In excess of net realized gain on
    investments                                    (2.08)             --               --               --               --
  From paid-in capital                             (0.07)             --               --               --               --
                                                  ------            ------           ------           ------           ------
Total distributions declared to
  shareholders                                    $(8.41)             --               --               --               --
                                                  ------            ------           ------           ------           ------
Net asset value - end of period                   $21.55            $31.39           $22.20           $22.95           $21.45
                                                  ======            ======           ======           ======           ======
Total return                                       (3.46)%           54.04%            4.69%           23.51%           18.49%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                        0.82%             0.82%            0.79%            0.76%            0.75%
  Net investment loss                              (0.40)%           (0.46)%          (0.41)%          (0.36)%          (0.22)%
Portfolio turnover                                    53%               90%              78%              80%              96%
Net assets at end of period (000 Omitted)       $671,080          $744,487         $444,822         $502,393         $383,637

  (S) Through December 31, 1998, the investment adviser voluntarily agreed to maintain the expenses of the fund at not more than
      0.75% of the average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                                          $(0.09)          $(0.10)          $(0.06)
        Ratios (to average net assets):
          Expenses##                                                                   0.83%            0.83%            0.84%
          Net investment loss                                                         (0.45)%          (0.44)%          (0.31)%
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Emerging Equities Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges are reported at market value using last sale prices. On June 30, 2001, equity securities reported through the NASDAQ system are reported at fair value due to NASDAQ system issues. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. These differences primarily relate to foreign denominated investments, futures, and amortization and accretion on debt securities. During the year ended June 30, 2001, accumulated undistributed net investment income increased by $2,804,811, accumulated net realized loss on investments and foreign currency transactions increased by $1,189,743, and paid-in capital decreased by $1,615,068 due to differences between book and tax accounting for the offset of net investment loss against short-term capital gains. In addition, $1,615,068 was designated a tax return of capital distribution. This change had no effect on the net assets or net asset value per share.

(3)  Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $354,086,851 and $381,436,973, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                $544,334,326
                                                              ------------
Gross unrealized appreciation                                 $211,220,853
Gross unrealized depreciation                                  (87,141,413)
                                                              ------------
    Net unrealized appreciation                               $124,079,440
                                                              ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                          YEAR ENDED JUNE 30, 2001             YEAR ENDED JUNE 30, 2000
                                    ------------------------------    ---------------------------------
                                        SHARES              AMOUNT            SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                          7,516,360       $ 182,694,402        11,266,909       $305,118,608
Shares issued to shareholders
  in
  reinvestment of
  distributions                      9,118,998         188,857,627         1,760,697         48,172,676
Shares reacquired                   (9,206,255)       (217,994,112)       (9,346,798)      (250,739,757)
                                    ----------       -------------        ----------       ------------
    Net increase                     7,429,103       $ 153,557,917         3,680,808       $102,551,527
                                    ==========       =============        ==========       ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended June 30, 2001 was $554. The fund had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To The Trustees of the MFS Institutional Trust and the Shareholders of the MFS Institutional Emerging Equities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Emerging Equities Fund (one of a series comprising MFS Institutional Trust) (the "Trust"), as of June 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Institutional Emerging Equities Fund at June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 9, 2001

FEDERAL TAX INFORMATION

In January 2002, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2001.

The fund has designated $80,586,775 as a capital gain dividend for the year ended June 30, 2001.

For the year ended June 30, 2001, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 0.47%.


(C)2001 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                                 IEE-2 8/01 400